UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2017

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21211 Nordhoff Street,
Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the current report on Form 8-K filed by Capstone Turbine Corporation (the “Company”) with the Securities and Exchange Commission (the “Commission”) on September 1, 2017 (the “Original Filing”).  The sole purpose of this Amendment No. 1 is to disclose the voting results at the Reconvened Meeting (defined below) with respect to Proposal 2 (as defined below). The Original Filing reported that the Company held its Annual Meeting of Stockholders on August 31, 2017 (the “Annual Meeting”) at the offices of Goodwin Procter LLP, 601 South Figueroa Street, 41st Floor, Los Angeles, CA 90017. At the Annual Meeting, the Company’s stockholders voted on Proposals 1, 3, 4, 5, 6, 7, 8, and 9, each of which is described in more detail in the Original Filing and the Company’s definitive proxy statement filed with the Commission on July 21, 2017, as amended on August 21, 2017 (the “Definitive Proxy Statement”). According to the inspector of elections, the stockholders present in person or by proxy represented 31,735,863 shares of common stock (entitled to one vote per share). Results of the Annual Meeting were timely reported on the Original Filing. To allow additional time for stockholders to vote on Proposal 2, the Company adjourned the Annual Meeting with respect to such proposal until September 18, 2017. This Form 8-K/A supplements the Original Filing and provides the results of Proposal 2. No other modification to the Original Filing is being made by this Form 8-K/A. The information previously reported in or filed with the Original Filing is hereby incorporated by reference into this Form 8-K/A.

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 18, 2017, the Company reconvened its adjourned Annual Meeting for the purpose of holding a stockholder vote on Proposal 2. The proposals are described in detail in the Definitive Proxy Statement.  The final voting results from the meeting are set forth below.

At the time of the Annual Meeting, Proposal 2 (Approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's outstanding shares of common stock) received a favorable vote from the stockholders voting on the proposal, but did not receive the votes required for approval under the Company’s Amended and Restated Bylaws, which is the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting. In order to allow for additional voting with respect to Proposal 2 to amend the Company’s Second Amended and Restated Certificate of Incorporation only, the meeting was adjourned until Monday, September 18, 2016 at 9:00 a.m., Pacific time (the “Reconvened Meeting”).

The Reconvened Meeting was held on September 18, 2017 at the offices of Goodwin Procter LLP, 601 South Figueroa Street, 41st Floor, Los Angeles, CA 90017 and a total of 32,033,953 shares were present in person or represented by proxy at the Reconvened Meeting, constituting a quorum for the transaction of business. The voting result approving Proposal 2, as certified in the Final Report of the Inspectors of Election, is as follows:

Proposal 2: Approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's outstanding shares of common stock.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
21,884,940	9,857,210	291,803	—

The stockholders voted to approve the amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended to effect a reverse stock split of the Company’s outstanding shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: September 22, 2017	By:	/s/ JAYME L. BROOKS
Jayme L. Brooks
Chief Financial Officer and Chief Accounting Officer